UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2004

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                                51-0068479
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
      incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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ITEM 7.  Financial Statements and Exhibits.

            ( c )  Exhibits.

                   (99.1) The Registrant's Press Release dated January 27, 2004.

ITEM 9.  Regulation FD Disclosure.

     On January 27, 2004, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), announced today that the Board of Directors approved a 20% increase in the Company's quarterly dividend on January 27, 2004. The increased regular quarterly dividend of $0.06 per share will be payable March 10, 2004 to stockholders of record at the close of business February 10, 2004.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  January 29, 2004             By:  /s/ Gary W. Rollins
                                         ---------------------------------------
                                         Gary W. Rollins
                                         Chief Executive Officer, President
                                         and Chief Operating Officer





Date:  January 29, 2004             By:  /s/ Harry J. Cynkus
                                         ---------------------------------------
                                         Harry J. Cynkus
                                         Chief Financial Officer and Treasurer